Evergreen Emerging Markets Growth Fund: Annual Report as of October 31, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
30	INDEPENDENT AUDITORS’ REPORT
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Emerging Markets Growth Fund, which covers the 12-month period ended October 31, 2002.

Market analysis

Over the course of the past 12 months, investors have confronted one of the most challenging periods in the history of the financial markets. A moderate emergence from recession for the United States economy was quelled in the equity markets due to rising corporate mistrust and fears of further terrorist acts and possible war with Iraq. The U.S. Treasury market managed healthy gains despite a return to federal budget deficits, yet other areas within the fixed income markets struggled. Global investors also faced challenges, as persistent weakness in Japan was met with growing fears of recession in several of Europe’s dominant economies. Even many diversified strategies failed to produce positive gains, yet their relative performance should provide a solid base for investors as global economies and markets regain momentum in the coming months.

The first challenge for equity investors over the 12-month period was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. These gains were quickly erased, however, as solid economic growth in the first quarter failed to generate improved profits for U.S. corporations. This disappointment in earnings was corroborated by the escalation of the accounting scandals. The weaker than expected gross domestic product (GDP) growth in the second and third quarters did little to build confidence about corporate profitability. It does appear, though, that the bottoming process that began in July continues today. No single event will likely signal the low, but recent volume and price increases suggest more encouraging patterns going forward.

The struggles of the U.S. equity market within the past 12 months can be highlighted in specific sectors

LETTER TO SHAREHOLDERS continued

as well. Promising profit growth for technology at the beginning of the year, based largely on easy comparisons, proved ineffective as analyst estimates were revised downward throughout the course of the year. Traditional safety plays such as healthcare also struggled, as political controversies and a decline in new products reduced investor optimism. Utilities, another traditional beacon of comfort during tough times, also performed poorly as questionable pricing, accounting and energy trading practices combined to cause intense selling within the group.

As mentioned earlier, those investors employing more diversified strategies participated in relative outperformance, yet being “down less” offers little solace. We strongly believe, however, that diversification strategies over the long term should continue to benefit the patient investor. Asset allocation and diversification among asset classes and investment categories have provided investors with solid relative gains, and should dampen the wide swings of volatility that characterize more focused strategies.

International investors also experienced difficulties in the past year. Persistently weak domestic demand and the weaker U.S. dollar contributed to the already existing structural weakness in Japan. Other Asian economies, also heavily dependent on exports, enjoyed market gains at the beginning of the period, yet when profits from this optimism failed to materialize, many of the previous gains were lost. Weakness in the German and French economies set the stage for poor performance throughout Europe, and despite sporadic gains in the euro, bourses remained weak.

Looking ahead, we continue to project a moderate economic recovery in the U.S. with GDP growth in the range of 3% through 2003. Interest rates should remain near 40-year lows for at least the first half of next year, and low inflation and an improving job market should support overall growth. In this environment, we expect corporate profit growth to increase at a more historically average rate of approximately 7%, and potential fiscal changes could attract increased investment. The threat of war will likely prove a continued drag on the overall market, but any clarity on the uncertain geopolitical front could unleash some of the estimated $5 trillion currently sitting on the sidelines. As always, diversification

LETTER TO SHAREHOLDERS continued

should be a primary goal of all investors, and we believe opportunities for improvement exist as the global uncertainty wanes.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of October 31, 2002

“When it comes to picking individual stocks, we take a bottom-up approach. Our discipline focuses on the changing competitive environment, the valuation and the financial conditions of the company, and, most importantly, the return on capital and on shareholders’ equity. Overall, we tended to emphasize those companies operating in industries where the local economies had competitive edges. Throughout the year, this led us to emphasize defensive consumer stocks, including food and beverage companies.”

MANAGEMENT TEAM

Liu-Er Chen, CFA
International Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 9/6/1994
	Class A	Class B	Class C	Class I
Class Inception Date	9/6/1994	9/6/1994	9/6/1994	9/6/1994

Average Annual Return*

1 year with sales charge	5.33%	5.92%	8.75%	N/A

1 year w/o sales charge	11.76%	10.92%	10.75%	12.15%

5 year	-6.17%	-6.19%	-5.80%	-4.74%

Since portfolio Inception	-3.76%	-3.78%	-3.78%	-2.78%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The foreign stock Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Emerging Markets Growth Fund Class A shares,1 versus a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) and the Consumer Price Index (CPI).

The MSCI EMF is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 11.76% for the 12-month period ended October 31, 2002, excluding any applicable sales charges. During the same period, the Morgan Stanley Capital International Emerging Markets Free Index returned 8.44%, while the median return of funds in the Lipper Emerging Markets Funds Classification was 5.99%. Lipper Inc. is an independent monitor of mutual fund performance.

What was the investment environment for emerging market stocks like during the 12-month period?

The overall investment environment changed dramatically as the year progressed. During the first six months, emerging markets posted extremely good performance as investors reacted positively to signs that the global economy was stabilizing. Because stocks of many emerging market companies were perceived as undervalued, they appreciated quickly as optimism increased that economies throughout the world were about to rebound.

The second half of the year presented a very different story. Mounting evidence indicated that the economies of the United States and other industrialized nations were weaker than had been assumed. The continuing problems in the technology sector, in particular, caused worries about the overall economic environment. This caused equity prices to plummet. Finally, the growing risk of war between the United States and Iraq increased anxieties.

In the face of concerns about the economy, falling equity markets, and the possibility of war, investors tended to avoid securities classes perceived as risky, including emerging market equities.

In addition, some emerging market nations had their own problems. The economies of Turkey, Argentina and Brazil, for example, continued to falter.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$162,582,000

Number of Holdings	180

Beta*	1.07

R-squared*	0.54

P/E Ratio	10.5x

*As of 9/30/2002

What were your principal strategies?

We were quite aware that the investment environment in emerging markets was not optimal during the period. We were very strict about the types of companies to be included in the portfolio. All the companies in which we invested fit into one of our three categories. The first category is what we call the “best of breed” stocks; this group is comprised of companies that are generally considered to be leaders in their sectors. The second category includes the companies that provide essential products and services, such as food and utility companies. Finally, a small portion of the portfolio is invested in companies that we see as innovative and looking to develop or provide products and services that will change the way we live our lives.

PORTFOLIO MANAGER INTERVIEW continued

When it comes to picking individual stocks, we take a bottom-up approach. Our discipline focuses on the changing competitive environment, the valuation and the financial conditions of the company, and, most importantly, the return on capital and on shareholders’ equity. Overall, we tended to emphasize those companies operating in industries where the local economies had competitive edges. Throughout the year, this led us to emphasize defensive consumer stocks, including food and beverage companies.

TOP 5 SECTORS
(as a percentage of 10/31/2002 net assets)

Telecommunication Services	17.0%

Materials	13.8%

Financials	13.6%

Consumer Staples	11.6%

Information Technology	10.5%

What types of companies had the greatest positive influence on performance?

Yukos Corp., a Russian oil company with an attractive stock valuation, performed well for the period. During a time of rising oil prices on international markets, Yukos took advantage of its efficient internal oil production capabilities to post strong returns over the 12 months.

The Korean electronics company Samsung turned in excellent performance throughout the period as it continued to capitalize on its highly efficient operations and global leadership position in all its business lines. Samsung also started the period with a very low stock price.

A third strong performer was Techtronic Industries, which is headquartered in Hong Kong and has manufacturing facilities throughout China. This company, which manufactures power tools sold by leading retailers such as Home Depot, benefited from the strong housing and home improvement markets in the United States.

TOP 10 COUNTRIES
(as a percentage of 10/31/2002 net assets)

South Korea	23.0%

Mexico	14.2%

Brazil	9.0%

Taiwan	6.4%

Hong Kong	6.3%

Russia	6.1%

India	6.0%

South Africa	5.9%

Malaysia	4.0%

Hungary	3.6%

What types of companies proved to be the greatest disappointments?

Petrobras, the Brazilian energy company, detracted from fund returns. The fact that the company is partly owned by the Brazilian government hurt, as the government’s effort to hold down energy prices overcame the benefits of the rising oil prices throughout the rest of the world. China Mobile Hong Kong, a telecommunications service company, fell in the midst of the general worldwide collapse of the telecommunications sector, even though the company’s fundamentals were good. China Mobile’s overall revenues continued to rise, but growth slowed more than analysts had expected.

PORTFOLIO MANAGER INTERVIEW continued

TOP 10 HOLDINGS
(as a percentage of 10/31/2002 net assets)

Samsung Electronics Co., Ltd.	5.9%

Telefonos de Mexico SA de CV, ADR	3.2%

Anglo American Plc	2.7%

KT Corp., ADR	2.3%

Fomento Economico Mexicano SA, Ser. B, ADR	1.8%

Petroleo Brasileiro SA, ADR	1.7%

Kookmin Bank	1.6%

Gedeon Richter, Ltd., GDR	1.6%

China Mobile Hong Kong, Ltd., ADR	1.6%

AngloGold, Ltd., ADR	1.5%

What is your outlook for the next 12 months?

For the challenging investment environment to change, we first need to see an improvement in global equity markets, especially in the United States. As long as uncertainty about the worldwide economy continues, it will be difficult for even strong companies in the emerging markets to overcome the general environment. In addition, we do not foresee a quick resolution to the economic problems that are plaguing individual markets such as Argentina, Brazil and Turkey.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS A
Net asset value, beginning of period	$6.72	$8.56	$9.32	$7.90	$9.99
Income from investment operations
Net investment income (loss)	0.01	-0.02	-0.06	-0.01	0.14
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.78[2]	-1.82	-0.70	1.44	-1.98
Total from investment operations	0.79	-1.84	-0.76	1.43	-1.84

Distributions to shareholders from
Net investment income	0	0	0	-0.01	0
Net realized gains	0	0	0	0	-0.25
Total distributions to shareholders	0	0	0	-0.01	-0.25

Net asset value, end of period	$7.51	$6.72	$8.56	$9.32	$7.90
Total return[3]	11.76%	-21.50%	-8.15%	18.16%	-18.89%
Ratios and supplemental data
Net assets, end of period (thousands)	$19,302	$3,949	$6,331	$8,390	$6,195
Ratios to average net assets
Expenses[4]	1.79%	2.35%	2.18%	2.16%	2.04%
Net investment income (loss)	0.14%	-0.26%	-0.58%	-0.09%	1.54%
Portfolio turnover rate	89%	45%	57%	205%	380%

1.  Net investment income (loss) is based on average shares outstanding during the period.

2.  The per share net realized and unrealized gains is not in accord with the net realized and unrealized gains for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS B
Net asset value, beginning of period	$6.41	$8.22	$9.01	$7.69	$9.85
Income from investment operations
Net investment income (loss)	-0.05	-0.07	-0.14	-0.08	0.08
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.75[2]	-1.74	-0.65	1.41	-1.99
Total from investment operations	0.70	-1.81	-0.79	1.33	-1.91

Distributions to shareholders from
Net investment income	0	0	0	-0.01	0
Net realized gains	0	0	0	0	-0.25
Total distributions to shareholders	0	0	0	-0.01	-0.25

Net asset value, end of period	$7.11	$6.41	$8.22	$9.01	$7.69
Total return[3]	10.92%	-22.02%	-8.77%	17.32%	-19.89%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,616	$1,690	$2,379	$3,452	$2,970
Ratios to average net assets
Expenses[4]	2.63%	3.10%	2.93%	2.90%	2.78%
Net investment income (loss)	-0.64%	-0.98%	-1.32%	-0.97%	0.80%
Portfolio turnover rate	89%	45%	57%	205%	380%

1.  Net investment income (loss) is based on average shares outstanding during the period.

2.  The per share net realized and unrealized gains is not in accord with the net realized and unrealized gains for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS C
Net asset value, beginning of period	$6.42	$8.23	$9.02	$7.68	$9.85
Income from investment operations
Net investment income (loss)	-0.04	-0.07	-0.14	-0.08	0.05
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.73[2]	-1.74	-0.65	1.43	-1.97
Total from investment operations	0.69	-1.81	-0.79	1.35	-1.92

Distributions to shareholders from
Net investment income	0	0	0	-0.01	0
Net realized gains	0	0	0	0	-0.25
Total distributions to shareholders	0	0	0	-0.01	-0.25

Net asset value, end of period	$7.11	$6.42	$8.23	$9.02	$7.68
Total return[3]	10.75%	-21.99%	-8.76%	17.60%	-20.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,950	$527	$578	$1,024	$577
Ratios to average net assets
Expenses[4]	2.57%	3.10%	2.93%	2.90%	2.78%
Net investment income (loss)	-0.54%	-0.96%	-1.30%	-0.96%	0.59%
Portfolio turnover rate	89%	45%	57%	205%	380%

1.  Net investment income (loss) is based on average shares outstanding during the period.

2.  The per share net realized and unrealized gains is not in accord with the net realized and unrealized gains for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS I2
Net asset value, beginning of period	$6.83	$8.67	$9.41	$7.96	$10.04
Income from investment operations
Net investment income (loss)	0.03	0	-0.04	0	0.16
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.80[3]	-1.84	-0.70	1.47	-1.98
Total from investment operations	0.83	-1.84	-0.74	1.47	-1.82

Distributions to shareholders from
Net investment income	0	0	0	-0.02	-0.01
Net realized gains	0	0	0	0	-0.25
Total distributions to shareholders	0	0	0	-0.02	-0.26

Net asset value, end of period	$7.66	$6.83	$8.67	$9.41	$7.96
Total return	12.15%	-21.22%	-7.86%	18.57%	-18.63%
Ratios and supplemental data
Net assets, end of period (thousands)	$136,714	$34,178	$47,992	$52,372	$48,953
Ratios to average net assets
Expenses[4]	1.55%	2.10%	1.94%	1.91%	1.78%
Net investment income (loss)	0.34%	0.02%	-0.36%	0.04%	1.71%
Portfolio turnover rate	89%	45%	57%	205%	380%

1.  Net investment income (loss) is based on average shares outstanding during the period.

2.  Effective at the close of business on May 11, 2001, Class\x11 Y shares were renamed as Institutional shares (Class I).

3.  The per share net realized and unrealized gains is not in accord with the net realized and unrealized gains for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002

	Country	Shares	Value

COMMON STOCKS 96.5%
CONSUMER DISCRETIONARY 9.0%
Auto Components 0.2%
Tong Yang Industry Co., Ltd.	Taiwan	371,050	$ 300,476
Automobiles 3.0%
Bajaj Auto	India	116,600	1,017,778
Brilliance China Automotive Hldgs., Ltd.	Hong Kong	6,000,000	715,444
Hero Honda Motors, Ltd.	India	192,000	949,475
Hyundai Motor Co.	South Korea	87,000	2,200,776
4,883,473
Hotels, Restaurants & Leisure 1.6%
Genting Berhad	Malaysia	418,200	1,452,695
Indian Hotels Co., Ltd., GDR	India	142,600	433,113
Resorts World Berhad	Malaysia	74,000	175,263
Tanjong Plc	Malaysia	200,000	489,474
2,550,545
Household Durables 0.3%
Techtronic Industries	Hong Kong	720,000	549,276
Media 1.6%
BEC World	Thailand	120,000	576,244
Grupo Televisa SA, ADR *	Mexico	61,050	1,715,505
TV Azteca SA de CV, ADR	Mexico	50,000	242,500
2,534,249
Multi-line Retail 1.6%
Shinsegae Department Store	South Korea	7,000	941,153
Wal-Mart de Mexico SA de CV, Class C	Mexico	300,000	645,685
Wal-Mart de Mexico SA de CV, Ser. V	Mexico	380,088	949,097
2,535,935
Specialty Retail 0.7%
Giordano International, Ltd.	Hong Kong	2,000,000	762,884
Siam Makro Public Co., Ltd.	Thailand	380,000	421,101
1,183,985
Textiles & Apparel 0.0%
Far East Textile, Inc.	Taiwan	49,620	15,015
CONSUMER STAPLES 10.9%
Beverages 6.5%
Coca-Cola Femsa SA de CV, ADR	Mexico	80,000	1,670,400
Companhia de Bebidas, ADR	Brazil	20,000	289,400
Fomento Economico Mexicano SA, Ser. B, ADR	Mexico	80,004	2,896,145
Gazprom SA, ADR, Ser. O	Russia	84,000	1,121,400
Grupo Continental SA	Mexico	125,100	184,840
Grupo Modelo SA de CV, Ser. C	Mexico	710,000	1,817,661
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS (continued)
CONSUMER STAPLES (continued)
Beverages (continued)
Kook Soon Dang Brewery Co., Ltd.	South Korea	22,000	$ 503,474
Panamerican Beverages, Inc.	Mexico	100,000	850,000
Pepsi Gemex SA	Mexico	34,200	354,654
Sun Interbrew, Ltd., Class A*	Russia	210,000	793,500
Tsingtao Brewery, Ser. H	China	150,000	73,083
10,554,557
Food Products 0.3%
COFCO Intl., Ltd.	Hong Kong	2,000,000	519,274
Household Products 1.1%
Hindustan Lever	India	200,000	663,219
Kuala Lumpur Kepong Berhad	Malaysia	311,000	523,789
PT Unilever Indonesia Tbk	Indonesia	300,000	598,050
1,785,058
Personal Products 1.4%
Kimberly Clark Corp. de Mexico SA de CV, Class A*	Mexico	500,000	1,208,629
Pacific Corp.	South Korea	10,000	1,005,313
2,213,942
Tobacco 1.6%
Indian Tobacco Co., Ltd.	India	67,000	852,539
PT Gudang Garam Tbk	Indonesia	630,000	488,028
PT Hanjaya Mandala Sampoerna Tbk *	Indonesia	2,958,000	953,418
Souza Cruz SA	Brazil	70,300	358,822
2,652,807
ENERGY 9.7%
Energy Equipment & Services - 0.9%
RAO Unified Energy Systems, ADR	Russia	35,500	387,660
Unified Energy Systems, GDR	Russia	100,000	1,090,000
1,477,660
Multi-Utilities 0.4%
Beijing Datang Power Co.	Bermuda	2,000,000	634,668
Oil & Gas 8.4%
CNOOC, Ltd.	Hong Kong	600,000	746,216
Lukoil Holding, ADR	Russia	15,000	979,752
Mol Magyar Olaj Es Gazipari	Hungary	25,000	513,750
PetroChina Co.	China	3,600,000	673,903
Petroleo Brasileiro SA, ADR	Brazil	211,770	2,757,994
PTT Exploration & Production Plc	Thailand	315,300	880,787
PTT Public Co.	Thailand	725,000	644,407
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS (continued)
ENERGY (continued)
Oil & Gas (continued)
SK Corp., GDR *	South Korea	211,193	$ 2,373,440
Surgutneftegaz, ADR	Russia	4,087,400	2,473,200
YUKOS Corp., ADR	Russia	12,000	1,662,000
13,705,449
FINANCIALS 13.1%
Banks 10.8%
Banco Bradesco SA, ADR	Brazil	50,000	665,000
Banco Itau SA, ADR	Brazil	50,900	1,128,453
Bangkok Bank Public Co., Ltd. *	Thailand	400,000	567,933
Bank Polska Kasa Opieki Grupa *	Poland	78,768	1,882,370
BBVA Bancomer, Ser. B *	Mexico	2,168,495	1,708,822
China Trust Financial Holding Co. *	Taiwan	1,055,078	842,238
First Commercial Bank, Taiwan	Taiwan	800,000	474,928
Grupo Financiero Banorte SA de CV, Ser. O *	Mexico	179,000	398,483
Komercni Banka AS	Czech Republic	16,000	1,008,615
Kookmin Bank	South Korea	78,687	2,611,109
Malayan Banking Berhad	Malaysia	247,500	537,335
OTP Bank	Hungary	270,000	2,386,124
Public Bank Berhad	Malaysia	650,000	400,263
Sime Darby Berhad	Malaysia	456,000	595,200
SinoPac Holdings Co. *	Taiwan	2,141,874	898,106
Thailand Farmers Bank Public Co., Ltd. *	Thailand	595,000	425,834
Uniao de Bancos Brasileiros SA, GDR	Brazil	111,600	1,014,444
17,545,257
Diversified Financials 1.0%
Ayala Corp.	Philippines	2,601,600	232,614
Haci Omer Sabanci Holding *	Turkey	32,404,162	89,853
Hua Nan Financial Hodings, Co.	Taiwan	1,500,000	842,940
Samsung Securities Co. *	South Korea	15,584	403,133
1,568,540
Insurance 0.6%
China Insurance International Holdings Co., Ltd.	Hong Kong	500,000	238,802
Samsung Fire & Marine Co., Ltd.	South Korea	13,222	799,696
1,038,498
Real Estate 0.7%
Cheung Kong Holdings, Ltd.	Hong Kong	60,000	398,110
City Developments, Ltd.	Singapore	60,000	158,927
Consorcio ARA *	Mexico	82,374	120,819
Henderson China Holdings, Ltd.	Hong Kong	1,418,000	472,706
1,150,562
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS (continued)
HEALTH CARE 5.8%
Biotechnology 0.3%
Given Imaging, Ltd. *	Israel	20,000	$ 200,000
LG Life Sciences, Ltd. *	South Korea	366	6,207
Tong Ren Tang Technologies Co., Ltd.	China	325,000	356,280
562,487
Health Care Equipment & Supplies 1.5%
LG Household & Health	South Korea	80,690	2,374,205
Health Care Providers & Services 0.1%
Aventis Pharma, Ltd.	India	35,000	228,072
Pharmaceuticals 3.9%
Cipla, Ltd.	India	35,000	634,909
Gedeon Richter, Ltd., GDR	Hungary	50,000	2,585,960
Pliva DD, GDR, 144A	Croatia	80,000	963,800
Ranbaxy Labs	India	27,200	293,663
Slovakofarma AS, GDR, 144A	Slovakia	250,000	331,250
Teva Pharmaceutical Industries, Ltd.	Israel	20,000	1,473,001
6,282,583
INDUSTRIALS 4.0%
Construction & Engineering 1.1%
Larsen & Toubro, Ltd., GDR 144A	India	30,000	234,099
Posco E&C Co.	South Korea	70,000	1,619,100
1,853,199
Electrical Equipment 0.0%
Yageo Corp. *	Taiwan	62,180	18,457
Industrial Conglomerates 2.2%
Citic Pacific, Ltd.	Hong Kong	200,000	423,112
Godrej & Boyce Co., Ltd.	India	55,369	122,329
Reliance Industries, Ltd.	India	178,000	982,056
Reliance Industries, Ltd., GDS 144A	India	60,400	659,568
Shanghai Industial Holdings	China	750,000	1,168,367
YTL Corp.	Malaysia	193,800	173,400
3,528,832
Marine 0.5%
Evergreen Marine Corp.	Taiwan	8,599	3,544
Malaysia International Shipping Corp.	Malaysia	400,000	736,842
740,386
Real Estate 0.2%
China Everbright Pacific Ltd.	Hong Kong	1,250,000	324,546
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS (continued)
INFORMATION TECHNOLOGY 10.0%
Communications Equipment 0.4%
Utstarcom, Inc. *	Germany	40,000	$ 683,200
Computers & Peripherals 1.4%
Asustek Computer, Inc.	Taiwan	397,380	824,535
Delta Electronics	Taiwan	373,318	491,661
Quanta Computer, Inc.	Taiwan	436,600	887,040
2,203,236
Semiconductor Equipment & Products 7.5%
Advanced Semiconductor Engineering, Inc. *	Taiwan	144,623	79,188
Samsung Electronics Co., Ltd.	South Korea	33,950	9,573,151
Siliconware Precision Industries Co., ADR *	Taiwan	20,020	10,789
Taiwan Semiconductor Manufacturing Co., Ltd. *	Taiwan	785,943	1,053,209
Taiwan Semiconductor Manufacturing Co., Ltd., ADR *	Taiwan	77,500	606,050
United Microelectronics Corp. *	Taiwan	1,310,140	951,456
12,273,843
Software 0.7%
Check Point Software Technologies, Ltd. *	Israel	10,000	137,900
Radware, Ltd. *	Israel	75,000	531,750
United Microelectronics Corp. *	Taiwan	100,000	415,000
1,084,650
MATERIALS 13.8%
Chemicals 0.5%
Formosa Plastic Corp.	Taiwan	739,956	814,592
LG Chemical, Ltd.	South Korea	3,302	19,971
Nan Ya Plastic Corp.	Taiwan	16,914	14,623
849,186
Construction Materials 0.6%
Cemex SA de CV, ADR	Mexico	50,000	1,013,500
Metals & Mining 11.9%
Anglo American Platinum Corp., Ltd.	South Africa	16,405	592,140
Anglo American Plc	South Africa	98,260	1,275,033
Anglo American Plc, ADR	South Africa	350,000	4,413,500
AngloGold, Ltd., ADR	South Africa	100,000	2,517,000
Billiton Plc	United Kingdom	266,062	1,297,758
Companhia Siderurgica National	Brazil	70,000	704,200
Companhia Vale do Rio Doce, ADR	Brazil	43,800	1,116,900
Compania de Minas Buenaventura	Peru	45,000	495,250
Compania de Minas Buenaventura SA, ADR	Peru	48,000	1,068,000
Gerdau SA	Brazil	18,750,000	175,835
Hindalco Industries, Ltd., GDR	India	43,400	444,850
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS (continued)
MATERIALS (continued)
Metals & Mining (continued)
Hindlaco Industries, Ltd.	India	100,000	$ 1,025,134
JSC MMC Norilsk Nickel, ADR *	Russia	60,000	1,194,000
Pohang Iron & Steel	South Korea	20,000	1,871,680
Yanzhou Coal Mining Co., Ltd.	China	3,000,000	1,077,013
19,268,293
Paper & Forest Products 0.8%
Aracruz Celulose SA, ADR	Brazil	26,200	418,938
Sappi, Ltd.	South Africa	69,727	823,808
1,242,746
TELECOMMUNICATION SERVICES 17.0%
Diversified Telecommunication Services 9.4%
Advance Telecomunicaciones SA *	Argentina	2,300	1
Brasil Telecom Participacoes SA, ADR	Brazil	50,000	1,395,000
Cesky Telecom AS *	Czech Republic	52,200	363,964
China Unicom, Ltd., ADR *	Hong Kong	150,000	937,500
CIA Anonima Nacional Telefonos de Venezuela, ADR	Venezuela	5,000	59,250
KT Corp., ADR	South Korea	185,000	3,799,900
Mahanagar Telephone Nigam, Ltd. *	India	90,963	348,388
Matav, ADR	Hungary	25,781	400,379
Philippine Long Distance Telephone Co., ADR *	Philippines	20,000	84,000
Shin Corp. Plc *	Thailand	1,236,000	322,447
Tele Centro Oeste Celular Participacoes SA, ADR	Brazil	120,000	354,000
Tele Norte Leste Participacoes SA, ADR	Brazil	120,039	830,670
Telefonos de Mexico SA de CV, ADR	Mexico	171,088	5,218,184
Telekom Malaysia Berhad	Malaysia	123,000	249,237
Telemar Norte	Brazil	50,881,404	626,103
Telesp-Telecomunicacoes de Sao Paulo SA	Brazil	24,600,000	252,753
Vads Berhad *	Malaysia	5,000	3,171
15,244,947
Wireless Telecommunications Services 7.6%
Advanced Info Service, Ltd., ADR	Thailand	550,000	443,553
America Movil SA de CV, ADR	Mexico	154,588	2,077,663
China Mobile Hong Kong, Ltd., ADR *	Hong Kong	208,800	2,557,800
China Telecom (Hong Kong), Ltd. *	Hong Kong	660,000	1,624,751
Mobile Telesystems, ADR	Russia	5,600	183,232
SK Telecom Co., Ltd.	South Korea	8,570	1,576,011
SK Telecom Co., Ltd., ADR	South Korea	120,360	2,415,625
Taiwan Cellular *	Taiwan	1,000,158	873,337
Tele Celular Sul Participacoes, ADR	Brazil	21,000	165,900
Telefonica Moviles	Argentina	12,020	0
Telemig Celular Participacoes SA, ADR	Brazil	22,000	369,820
Turkcell Iletisim Hizmetleri, ADR *	Turkey	10,000	153,400
12,441,092
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS (continued)
UTILITIES 3.2%
Electric Utilities 2.3%
BSES, Ltd., GDR *	India	60,000	$ 817,500
CEZ	Czech Republic	150,000	420,471
Companhia Brasileira, ADR	Brazil	13,900	215,728
Korea Electric Power Corp.	South Korea	100,440	1,514,604
Korea Electric Power Corp., ADR	South Korea	100,000	841,000
3,809,303
Multi-Utilities 0.9%
Malakoff Berhad	Malaysia	915,000	972,789
Petroleos de Chile SA	Chile	51,863	174,126
Tenaga Nasional Berhad	Malaysia	104,000	244,947
1,391,862
Total Common Stocks			156,817,851
PREFERRED STOCKS 1.7%
CONSUMER STAPLES 0.7%
Beverages 0.6%
Companhia de Bebidas das Americas, ADR	Brazil	6,091,500	895,784
Food Products 0.1%
Perdigao SA	Brazil	55,820	181,729
FINANCIALS 0.5%
Banks 0.5%
Banco Itau SA	Brazil	17,890,000	794,672
INFORMATION TECHNOLOGY 0.5%
Semiconductor Equipment & Products 0.5%
Samsung Electronics Co., Ltd.	South Korea	6,600	884,675
Total Preferred Stocks			2,756,860
RIGHTS 0.0%
TELECOMMUNICATION SERVICES 0.0%
Diversified Telecommunication Services 0.0%
Telecomasia Corp. Plc*	Thailand	103,579	0
SHORT-TERM INVESTMENTS 1.7%
MUTUAL FUND SHARES 1.7%
Evergreen Institutional U.S. Government Money Market Fund (o)	United States	2,781,905	2,781,905
Total Investments (cost $157,209,423) 99.9%			162,356,616
Other Assets and Liabilities 0.1%			225,384
Net Assets 100.0%			$ 162,582,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt
GDS	Global Depository Shares

At October 31, 2002, the Fund held investments in the following countries (unaudited):

	Market Value	Percentage of Total Investments

South Korea	$ 37,334,222	23.0%
Mexico	23,072,588	14.2%
Brazil	14,712,145	9.1%
Taiwan	10,417,183	6.4%
Hong Kong	10,270,422	6.3%
Russia	9,884,744	6.1%
India	9,706,692	6.1%
South Africa	9,621,481	5.9%
Malaysia	6,554,406	4.0%
Hungary	5,886,213	3.6%
Thailand	4,282,306	2.6%
China	3,348,645	2.1%
United States	2,781,905	1.7%
Israel	2,342,651	1.4%
Indonesia	2,039,496	1.3%
Poland	$ 1,882,370	1.2%
Czech Republic	1,793,050	1.1%
Peru	1,563,250	1.0%
United Kingdom	1,297,758	0.8%
Croatia	963,800	0.6%
Germany	683,200	0.4%
Bermuda	634,668	0.4%
Slovakia	331,250	0.2%
Philippines	316,614	0.2%
Turkey	243,253	0.1%
Chile	174,126	0.1%
Singapore	158,927	0.1%
Venezuela	59,250	0.0%
Argentina	1	0.0%
	$162,356,616	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

Assets
Identified cost of securities	$ 157,209,423
Net unrealized gains on securities	5,147,193

Market value of securities	162,356,616
Foreign currency, at value (cost $703,603)	706,620
Receivable for securities sold	1,075,071
Receivable for Fund shares sold	106,398
Dividends and interest receivable	231,623
Prepaid expenses and other assets	32,459

Total assets	164,508,787

Liabilities
Payable for securities purchased	944,855
Payable for Fund shares redeemed	817,141
Advisory fee payable	2,753
Distribution Plan expenses payable	307
Due to other related parties	443
Accrued expenses and other liabilities	161,288

Total liabilities	1,926,787

Net assets	$ 162,582,000

Net assets represented by
Paid-in capital	$ 234,932,238
Undistributed net investment loss	(6,799)
Accumulated net realized losses on securities and foreign currency related transactions	(77,448,634)
Net unrealized gains on securities and foreign currency related transactions	5,105,195

Total net assets	$ 162,582,000

Net assets consists of
Class A	$ 19,301,833
Class B	3,616,372
Class C	2,949,591
Class I	136,714,204

Total net assets	$ 162,582,000

Shares outstanding
Class A	2,570,976
Class B	508,726
Class C	414,602
Class I	17,857,989

Net asset value per share
Class A	$ 7.51
Class A - Offering price (based on sales charge of 5.75%)	$ 7.97
Class B	$ 7.11
Class C	$ 7.11
Class I	$ 7.66

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

Investment income
Dividends (net of foreign withholding taxes of $210,910)	$ 1,833,040
Interest	61,003

Total investment income	1,894,043

Expenses
Advisory fee	1,408,611
Distribution Plan expenses
Class A	31,430
Class B	27,789
Class C	21,182
Administrative services fees	100,268
Transfer agent fee	203,384
Trustees’ fees and expenses	2,226
Printing and postage expenses	17,627
Custodian fee	221,832
Registration and filing fees	32,741
Professional fees	30,093
Other	25,120

Total expenses	2,122,303
Less: Expense reductions	(1,541)
Fee waivers	(494,102)

Net expenses	1,626,660

Net investment income	267,383

Net realized and unrealized losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(7,420,768)
Foreign currency related transactions	(457,000)

Net realized losses on securities and foreign currency related transactions	(7,877,768)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(12,929,431)

Net realized and unrealized losses on securities and foreign currency related transactions	(20,807,199)

Net decrease in net assets resulting from operations	$ (20,539,816)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2002		2001

Operations
Net investment income (loss)		$ 267,383		$ (33,569)
Net realized losses on securities and foreign currency related transactions		(7,877,768)		(5,378,041)
Net change in unrealized gains or losses on securities and foreign currency
related transactions		(12,929,431)		(5,861,447)

Net decrease in net assets resulting from operations		(20,539,816)		(11,273,057)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	7,425,311	61,975,541	1,471,992	11,294,904
Class B	166,237	1,386,325	78,562	623,926
Class C	321,225	2,704,144	49,464	397,179
Class I*	4,888,201	39,632,268	133,388	1,110,551

		105,698,278		13,426,560

Automatic conversion of Class B shares to Class A shares
Class A	63,574	551,849	1,572	13,280
Class B	(66,818)	(551,849)	(1,640)	(13,280)

		0		0

Payment for shares redeemed
Class A	(7,754,406)	(64,868,218)	(1,625,813)	(12,617,852)
Class B	(111,655)	(886,865)	(102,712)	(773,969)
Class C	(238,270)	(1,817,795)	(37,636)	(286,972)
Class I*	(5,987,661)	(48,674,128)	(664,679)	(5,411,436)

		(116,247,006)		(19,090,229)

Net asset value of shares issued in acquisitions
Class A	2,248,891	20,342,753	0	0
Class B	257,306	2,212,003	0	0
Class C	249,507	2,146,401	0	0
Class I*	13,952,860	128,625,826	0	0

		153,326,983		0

Net increase (decrease) in net assets resulting from capital share

transactions		142,778,255		(5,663,669)
Total increase (decrease) in net assets		122,238,439		(16,936,726)
Net assets
Beginning of period		40,343,561		57,280,287

End of period		$ 162,582,000		$ 40,343,561

Undistributed net investment income (loss)		$ (6,799)		$ (2,133)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Emerging Markets Growth Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A, and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

NOTES TO FINANCIAL STATEMENTS continued

c. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses, net realized foreign currency gains or losses, certain capital loss carryovers assumed as a result of acquisitions, and wash sale losses assumed as a result of acquisitions.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee starting at 1.42% and declining to 1.27% as average daily net assets increase.

During the year ended October 31, 2002, the investment advisor waived its fees in the amount of $494,102, which represents 0.49% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2002, the transfer agent fees were equivalent to an annual rate of 0.20% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2002, the Fund paid brokerage commissions of $9,465 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITION

During the year ended October 31, 2002, the Fund had acquired various open-end management investment companies registered under the 1940 Act.

On June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Emerging Markets Fund and Evergreen Latin America Fund in exchange for Class A, Class B, Class C and Class I shares of the Fund.

NOTES TO FINANCIAL STATEMENTS continued

These acquisitions were accomplished by a tax-free exchange of the respective shares of the Fund. The value of net assets acquired, number of shares issued and unrealized appreciation acquired were as follows:

Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued		Unrealized Appreciation	Net Assets After Acquisition

Wachovia Emerging Markets Fund	$138,465,989	1,104,628	Class A	$26,575,168	$197,348,500
		347	Class B
		3,939	Class C
		13,932,378	Class I

Evergreen Latin America Fund	14,860,994	1,144,263	Class A	355,989	73,743,505
		256,959	Class B
		245,568	Class C
		20,482	Class I

The aggregate net assets of the Fund immediately following these acquisitions was $212,209,495.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $87,260,169 and $84,787,166, respectively, for the year ended October 31, 2002.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $159,624,347. The gross unrealized appreciation and depreciation on securities based on tax cost was $25,699,680 and $22,967,411, respectively, with a net unrealized appreciation of $2,732,269.

As of October 31, 2002, the Fund had $75,033,710 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2005	2006	2008	2009	2010

$ 27,796,645	$ 11,870,530	$ 20,952,673	$ 7,921,293	$ 6,492,569

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended October 31, 2002, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Loss
	Unrealized Appreciation	Capital Loss Carryover

$48,797	$2,732,269	$75,033,710

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and unrealized foreign currency losses.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,541, which represents 0.00% of its average daily net assets.

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2002, the Fund had no borrowings under this agreement.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of their assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry or sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector, or foreign country.

13. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting prac

NOTES TO FINANCIAL STATEMENTS continued

tices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities.

Prior to November 1, 2001, the Fund was already complying with the accounting practice of amortizing premiums on its fixed-income securities. The Fund began the accounting practice of accreting discounts on November 1, 2001, although they did not hold any fixed-income securities. As a result, there is no cumulative effect to the financial statements as a result of implementing the new accounting policy. There is also no impact to current year financial statements.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Emerging Markets Growth Fund, a portfolio of Evergreen International Trust, as of October 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Emerging Markets Growth Fund as of October 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 6, 2002

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564341 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034